                   AMENDMENT  TO  OPTION  AGREEMENT
                   --------------------------------


THIS  AGREEMENT  made  as  of  the  28th  day  of  December,  2001.


BETWEEN:

        MICHAEL  H. SANGUINETTI, of 5479 Keith Road,
        --------------------------------------------
        West Vancouver, British Columbia

        (the  "Optionor")

                                                     OF  THE  FIRST  PART

AND:

        MERRITT  VENTURES  CORP.,  of  Suite  201,
        ------------------------
        810  Peace  Portal  Drive,  Blaine,  WA  98230

        (the  "Optionee")

                                                     OF  THE  SECOND  PART


WHEREAS:

A. The parties entered into an option agreement dated April 6, 2001 (the "Agreement");

B. The parties wish to amend the Agreement to extend certain dates for completion of work programs on the Property.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1000.00 US paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

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1.     The  Agreement  is  hereby  amended  by  deleting  paragraph 4(b)(ii) and replacing  it  with  the  following:

4.(b)(ii)     incurring  Exploration  Expenditures  of  up to $115,000 US on the
              Property  as  follows:


         (A)     $5,000  US  on  or  before  June  30,  2002;

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                                        2



         (B)     a  further  $10,000  US  on  or  before  June  30,  2003;  and
         (C)     a  further  $100,000  US  on  or  before  June  30,  2004.

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND       )
DELIVERED BY             )
MICHAEL H. SANGUINETTI   )
in the presence of:      )
                         )
/s/ Sarah Garcia         )
-----------------------  )
Signature                )
                         )
Sarah Garcia             )       /s/ Michael  H.  Sanguinetti
-----------------------  )       ----------------------------
Name                     )       Michael  H.  Sanguinetti
                         )
822-470 Granville St.    )
-----------------------  )
Address                  )
                         )
Van. BC V6C 1V5          )
----------------------   )



THE  COMMON  SEAL  OF    )
MERRITT  VENTURES  CORP. )
was  hereunto  affixed   )
in  the  presence  of:   )
                         )
                         )
                         )      c/s
                         )
/s/ Lorrie Ann Archibald )
------------------------ )
Authorized  Signatory